UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 27, 2004

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of July 1, 2004, providing for, inter alia, the issuance of First Franklin Mortgage Loan Trust 2004-FFB, Home Equity Pass-Through Certificates, Series 2004-FFB)

              Credit Suisse First Boston Mortgage Securities Corp.
             (Exact Name of registrant as specified in its charter)

         Delaware                      333-115435-02              13-3320910
(State or Other Jurisdication    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

11 Madison Avenue, New York, New York                               10010
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code, is: (212) 325-2000
                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2004 among Credit Suisse
First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

    On December 27, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 27, 2004 is filed as
               Exhibit 99.1 hereto.

Credit Suisse First Boston  Mortgage  Securities  Corp.
First Franklin  Mortgage Loan Trust 2004-FFB
Home Equity Pass-Through Certificates, Series 2004-FFB
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK,N.A. not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: December 30, 2004        By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2004


                   First Franklin Mortgage Loan Trust 2004-FFB
             Home Equity Pass-Through Certificates, Series 2004-FFB
                           Statement to Certificate Holders
                                  December 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       100,000,000.00      88,476,759.44   4,303,768.69      307,198.68     4,610,967.37    0.00       0.00       84,172,990.75
A2       165,400,000.00     140,068,602.86   9,455,272.63      284,650.53     9,739,923.16    0.00       0.00      130,613,330.23
A3        30,000,000.00      30,000,000.00           0.00      106,600.00       106,600.00    0.00       0.00       30,000,000.00
A4        25,120,000.00      25,120,000.00           0.00      116,033.47       116,033.47    0.00       0.00       25,120,000.00
AR               100.00               0.00           0.00            0.00             0.00    0.00       0.00                0.00
ARL              100.00               0.00           0.00            0.00             0.00    0.00       0.00                0.00
M1         6,900,000.00       6,900,000.00           0.00       30,929.25        30,929.25    0.00       0.00        6,900,000.00
M2        31,390,000.00      31,390,000.00           0.00      151,607.41       151,607.41    0.00       0.00       31,390,000.00
M3         8,150,000.00       8,150,000.00           0.00       39,362.87        39,362.87    0.00       0.00        8,150,000.00
M4        27,400,000.00      27,400,000.00           0.00      132,336.51       132,336.51    0.00       0.00       27,400,000.00
M5         7,740,000.00       7,740,000.00           0.00       37,382.65        37,382.65    0.00       0.00        7,740,000.00
B         16,311,323.00      16,311,323.00           0.00       78,780.42        78,780.42    0.00       0.00       16,311,323.00
P                100.00             100.00           0.00      409,028.50       409,028.50    0.00       0.00              100.00
TOTALS   418,411,623.00     381,556,785.30  13,759,041.32    1,693,910.29    15,452,951.61    0.00       0.00      367,797,743.98

AIO1     100,000,000.00      88,476,759.44           0.00      120,126.33       120,126.33    0.00       0.00       84,172,990.75
AIO2     165,400,000.00     140,068,602.86           0.00      391,852.74       391,852.74    0.00       0.00      130,613,330.23
AIO3      30,000,000.00      30,000,000.00           0.00       38,293.99        38,293.99    0.00       0.00       30,000,000.00
AIO4      25,120,000.00      25,120,000.00           0.00        5,291.10         5,291.10    0.00       0.00       25,120,000.00
M1IO       6,900,000.00       6,900,000.00           0.00        2,396.37         2,396.37    0.00       0.00        6,900,000.00
X1       418,411,423.26     384,107,316.45           0.00            0.00             0.00    0.00       0.00      371,170,208.89
X2                 0.00               0.00           0.00            0.00             0.00    0.00       0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                        CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL         CLASS    PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1      22541SQV3        884.76759440   43.03768690     3.07198680        46.10967370      841.72990750      A1       4.166500 %
A2      22541STB4        846.84765937   57.16609813     1.72098265        58.88708077      789.68156125      A2       2.360000 %
A3      22541STC2      1,000.00000000    0.00000000     3.55333333         3.55333333    1,000.00000000      A3       4.264000 %
A4      22541STD0      1,000.00000000    0.00000000     4.61916680         4.61916680    1,000.00000000      A4       5.543000 %
AR      22541SQX9          0.00000000    0.00000000     0.00000000         0.00000000        0.00000000      AR       0.000000 %
ARL     22541SQY7          0.00000000    0.00000000     0.00000000         0.00000000        0.00000000      ARL      0.000000 %
M1      22541SQZ4      1,000.00000000    0.00000000     4.48250000         4.48250000    1,000.00000000      M1       5.379000 %
M2      22541SRA8      1,000.00000000    0.00000000     4.82979962         4.82979962    1,000.00000000      M2       5.795759 %
M3      22541SRB6      1,000.00000000    0.00000000     4.82980000         4.82980000    1,000.00000000      M3       5.795759 %
M4      22541SRC4      1,000.00000000    0.00000000     4.82979964         4.82979964    1,000.00000000      M4       5.795759 %
M5      22541SRD2      1,000.00000000    0.00000000     4.82979974         4.82979974    1,000.00000000      M5       5.795759 %
B       22541SRE0      1,000.00000000    0.00000000     4.82979952         4.82979952    1,000.00000000      B        5.795759 %
P       22541SRF7      1,000.00000000    0.00000000     ##########        ###########    1,000.00000000      P        5.795759 %
TOTALS                   911.91727076   32.88398449     4.04843029        36.93241478      879.03328627

AIO1    22541STE8        884.76759440    0.00000000     1.20126330         1.20126330      841.72990750      AIO1     1.629259 %
AIO2    22541STF5        846.84765937    0.00000000     2.36912177         2.36912177      789.68156125      AIO2     3.357093 %
AIO3    22541STG3      1,000.00000000    0.00000000     1.27646633         1.27646633    1,000.00000000      AIO3     1.531759 %
AIO4    22541STH1      1,000.00000000    0.00000000     0.21063296         0.21063296    1,000.00000000      AIO4     0.252759 %
M1IO    22541STJ7      1,000.00000000    0.00000000     0.34730000         0.34730000    1,000.00000000      M1IO     0.416759 %
X1      22541SRG5        918.01345541    0.00000000     0.00000000         0.00000000      887.09387043      X1       0.000000 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                   Raideo Ram
               JPMorgan Chase Bank, N.A.- Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10041
                              Tel: (212) 623-6793
                              Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com


Sec. 4.06(a)(i)                  Principal Remittance Amount                                                         12,937,107.57

                                 Scheduled Principal Payments                                                           220,456.43

                                 Principal Prepayments                                                               12,633,507.01

                                 Curtailments                                                                            82,900.04

                                 Curtailment Interest Adjustments                                                           244.08

                                 Repurchase Principal                                                                         0.00

                                 Substitution Amounts                                                                         0.00

                                 Net Liquidation Proceeds                                                                     0.00

                                 Insurance Proceeds                                                                           0.00

                                 Other Principal Adjustments                                                                  0.01

                                 Gross Interest                                                                       3,096,653.02

                                 Recoveries From Prior Loss Determinations                                                    0.00

                                 Reimbursements of Non-Recoverable Advances Previously Made                                   0.00

                                 Recovery of Reimbursements Previously Deemed Non-Recoverable                                 0.00

Prepayment Penalties             Number of Loans with Respect to which Prepayment Penalties were Collected (Total)             185

                                 Balance of Loans with Respect to which Prepayment Penalties were Collected          10,826,096.26

                                 Amount of Prepayment Penalties Collected                                               409,028.02

                                 Beginning Number of Loans Outstanding                                                       8,122

                                 Beginning Aggregate Loan Balance                                                   384,107,316.46

                                 Ending Number of Loans Outstanding                                                          7,896

                                 Ending Aggregate Loan Balance                                                      371,170,208.89

                                 Senior Enhancement Percentage                                                             27.26 %

                                 Servicing Fees (including Credit Risk Manager Fees)                                    166,202.28

                                 Mortgage Pool Insurance Premium                                                        262,473.33

                                 Trustee Fees                                                                             3,200.89

                                 Current Advances                                                                     2,629,252.49

                                 Outstanding Advances                                                                 2,836,824.83

                                 Delinquent Mortgage Loans
                                                        Group 1
                                                                                                  Principal
                                                       Category              Number                Balance               Percentage
                                                       1 Month                   73             2,908,901.74                0.78 %
                                                       2 Month                   24               888,384.58                0.24 %
                                                       3 Month                   18               657,443.98                0.18 %
                                                        Total                   115             4,454,730.30                1.20 %
                                                        Group Totals
                                                                                                  Principal
                                                       Category              Number                Balance               Percentage
                                                       1 Month                   73             2,908,901.74                0.78 %
                                                       2 Month                   24               888,384.58                0.24 %
                                                       3 Month                   18               657,443.98                0.18 %
                                                        Total                   115             4,454,730.30                1.20 %
                                 * Delinquent Bankruptcies are included in the table above.

                                 Bankruptcies
                                                        Group 1
                                                                             Principal
                                                        Number               Balance                Percentage
                                                            26              950,318.20                  0.26 %
                                                       Group Totals
                                                                             Principal
                                                        Number               Balance                Percentage
                                                            26              950,318.20                  0.26 %
                                                       * Only Current Bankruptcies are reflected in the table above.

                                 Foreclosures
                                                        Group 1
                                                                             Principal
                                                        Number               Balance                Percentage
                                                             0                  0.00                    %
                                                       Group Totals
                                                                             Principal
                                                        Number               Balance                Percentage
                                                             0                  0.00                    %

                                 REO Properties
                                                        Group 1
                                                                             Principal
                                                        Number               Balance                Percentage
                                                             0                  0.00                    %
                                                       Group Totals
                                                                             Principal
                                                        Number               Balance                Percentage
                                                             0                  0.00                      %

                                 Current Realized Losses                                                                       0.00

                                 Cumulative Realized Losses - Reduced by Recoveries                                        3,332.38

                                 Weighted Average Term to Maturity                                                              223

                                 Trigger Event Occurrence (Effective August 2007)                                                NO
                                 (Is Rolling 3 Month Delinquency Rate > 16.5% of Sr.Enhancement%?)
                                 Rolling Three Month Delinquency Rate                                                    0.232179 %
                                 Sr.Enhancement Percentage x 16.5%                                                       4.497359 %

                                                       OR
                                 (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit?)
                                 Cumulative Loss % of Original Aggregate Collateral Balance                              0.000796 %
                                 Cumulative Loss Limit                                                                   3.500000 %

O/C Reporting                    Targeted Overcollateralization Amount                                                12,552,348.70
                                 Ending Overcollateralization Amount                                                   3,372,464.91
                                 Ending Overcollateralization Deficiency                                               9,179,883.79
                                 Overcollateralization Release Amount                                                          0.00
                                 Monthly Excess Interest                                                                 821,933.75
                                 Payment to Class X-1                                                                          0.00

Mortgage Pool Insurance Reporting       Available Deductible                                                          3,372,464.91
                                        Claims Paid                                                                           0.00
                                        Outstanding Policy Amount                                                    37,657,046.00

Copyright  2001 J.P. Morgan Chase & Co. All rights reserved.
